Exhibit 10.2

EXECUTION VERSION

KKR CREDIT ADVISORS (US) LLC

555 California Street, 50th Floor

San Francisco, California 94104

PERSONAL AND CONFIDENTIAL

June 4, 2019

Mr. Fred Graffam

Chief Financial Officer

Monitronics International, Inc.

1990 Wittington Place

Farmers Branch, Texas 75234

Amendment to

Commitment Letter

Dear Mr. Graffam:

Reference is made to that certain Commitment Letter, dated as of May 20, 2019, by and among KKR Credit Advisors (US) LLC, on behalf of itself and certain of its affiliates and its or their managed funds and accounts (“KKR”, “us” or “we”) and Monitronics International, Inc. (the “Company” or “you”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Commitment Letter.

You have requested that the DIP Commitment Termination Date be extended to July 3, 2019. Accordingly, we and you have agreed, pursuant to this Amendment to the Commitment Letter (this “Amendment”), to amend the Commitment Letter by replacing each reference to “June 30, 2019,” in the Commitment Letter (including such references in Exhibit B thereto) with a reference to “July 3, 2019.”

The execution, delivery and effectiveness of this Amendment shall not (i) operate as a waiver of our rights, powers or remedies you under the Commitment Letter or constitute a waiver of any provision of the Commitment Letter or (ii) other than as expressly set forth herein, operate to amend, waive, affect or diminish any provision of the Commitment Letter nor any our rights to demand strict compliance and performance with the terms the Commitment Letter, all of which shall remain in full force and effect, as amended hereby.

This Amendment may be executed in any number of counterparts, each of which when executed shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Please confirm that the foregoing is in accordance with your understanding by signing and returning the enclosed copy of this Amendment to us,

This Amendment (i) shall be governed by the law of the State of New York, without giving effect to the conflict of laws provisions thereof, (ii) is subject to the provisions of the Commitment Letter relating to submission to jurisdiction, venue and waiver of right to trial by jury, the provisions of which are by this reference incorporated into this Amendment in full, (iii) shall be binding upon the parties hereto and their respective successors and assigns, and (iv) may not be relied upon or enforced by any other person or entity other than the parties hereto or any Additional Lender.

[Remainder of page intentionally left blank]

Very truly yours,

KKR CREDIT ADVISORS (US) LLC

By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

[Signature Page to Amendment to Commitment Letter]

ACCEPTED AS OF THE DATE ABOVE:

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to Commitment Letter]